     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 1998
                                                      REGISTRATION NO. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                --------------
                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                --------------
                      HEALTHCARE FINANCIAL PARTNERS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                                --------------
       DELAWARE                  6799                 52-1844418
   (STATE OR OTHER        (PRIMARY STANDARD        (I.R.S. EMPLOYER
   JURISDICTION OF            INDUSTRIAL            IDENTIFICATION
   INCORPORATION OR      CLASSIFICATION CODE           NUMBER)
    ORGANIZATION)              NUMBER)

                         2 WISCONSIN CIRCLE, FOURTH FLOOR
                          CHEVY CHASE, MARYLAND 20815
                                 (301) 961-1640
              (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
       INCLUDING AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                --------------
                                JOHN K. DELANEY
                            CHIEF EXECUTIVE OFFICER
                      HEALTHCARE FINANCIAL PARTNERS, INC.
                         2 WISCONSIN CIRCLE, FOURTH FLOOR
                          CHEVY CHASE, MARYLAND 20815
                                 (301) 961-1640
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)
                                --------------
                                   COPIES TO:
        G. WILLIAM SPEER, ESQ.                       TODD H. BAKER, ESQ.
POWELL, GOLDSTEIN, FRAZER & MURPHY LLP           GIBSON, DUNN & CRUTCHER LLP
          SIXTEENTH FLOOR                    ONE MONTGOMERY STREET, SUITE 3100
     191 PEACHTREE STREET, N.E.                SAN FRANCISCO,CALIFORNIA 94104
       ATLANTA, GEORGIA 30303                         (415) 393-8200
          (404) 572-6600

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  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO PUBLIC: As soon as practicable after this Registration Statement becomes effective.

  If any of the securities registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-46605

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                        CALCULATION OF REGISTRATION FEE
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
                                      AMOUNT     PROPOSED MAXIMUM PROPOSED MAXIMUM    AMOUNT OF
     TITLE OF EACH CLASS OF           TO BE       OFFERING PRICE      AGGREGATE      REGISTRATION
   SECURITIES TO BE REGISTERED    REGISTERED(1)    PER SHARE(2)   OFFERING PRICE(2)      FEE
-------------------------------------------------------------------------------------------------
Common Stock, $.01 par value.....    632,500          $40.00         $25,300,000        $7,463.50
-------------------------------------------------------------------------------------------------

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(1) Includes 82,500 shares subject to the Underwriters' over-allotment option.
(2) Based upon the actual offering price before underwriting discounts and commisisons.

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


                               EXPLANATORY NOTES

  This Registration Statement is being filed pursuant to Rule 462(b) and General Instruction V of Form S-3, both promulgated under the Securities Act of 1933, as amended. The contents of Registration Statement No. 333-46605, declared effective by the Commission on March 11, 1998, including any prospectuses filed pursuant thereto, are hereby incorporated herein by reference.

                                  UNDERTAKING

  The Registrant hereby undertakes and agrees to pay the registration fee for the securities registered hereunder within twenty-four (24) hours of the filing of this Registration Statement. It will give irrevocable wiring instructions to its bank at the opening of business on Thursday, March 12, 1998 to wire the registration fee to the Commission immediately. Registrant has sufficient funds in its account to cover the amount of the filing fee.

                                    EXHIBITS

 EXHIBIT
 NUMBER                            DESCRIPTION
 -------                           -----------
   5.1  -- Opinion of Powell, Goldstein, Frazer & Murphy LLP
  23.1  -- Consent of Ernst & Young LLP
  23.2  -- Consent of McGladrey & Pullen, LLP
  23.3  -- Consent of Powell, Goldstein, Frazer & Murphy LLP (included in
           Exhibit 5.1)
  24.1  -- Powers of Attorney for all officers and directors (included on Signature Page of Registrant's Registration Statement on
           Form S-3 (Reg. No. 333-46605) and incorporated therein by
           reference)

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CHEVY CHASE, STATE OF MARYLAND, ON THE 12TH DAY OF MARCH, 1998.

                                          HealthCare Financial Partners, Inc.

                                                /s/ Edward P. Nordberg, Jr.
                                          By: _________________________________
                                                   EDWARD P. NORDBERG, JR.
                                                   EXECUTIVE VICE PRESIDENT
                                                   AND CHIEF FINANCIAL OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON THE 12TH DAY OF MARCH, 1998.

              SIGNATURE                                  TITLE

        /s/ John K. Delaney*                Chairman of the Board, Chief
-------------------------------------        Executive Officer and
           JOHN K. DELANEY                   Director (principal executive
                                             officer)

         /s/ Ethan D. Leder*                Vice Chairman of the Board,
-------------------------------------        President and Director
           ETHAN D. LEDER

     /s/ Edward P. Nordberg, Jr.            Executive Vice President,
-------------------------------------        Chief Financial Officer and
       EDWARD P. NORDBERG, JR.               Director (principal financial
                                             officer)

         /s/ Hilde M. Alter*                Treasurer (principal
-------------------------------------        accounting officer)
           HILDE M. ALTER

                                            Director
-------------------------------------
            JOHN F. DEALY

                                            Director
-------------------------------------
        GEOFFREY E.D. BROOKE


*By: /s/ Edward P. Nordberg, Jr.            March 12, 1998
     --------------------------------
             EDWARD P. NORDBERG, JR.
             ATTORNEY-IN-FACT

                                      II-2